Exhibit 99.1

Truth Social ETFs Launch Today

America-First Themed Equity Funds Now Available on NYSE

SARASOTA, Fla., December 30, 2025 (GLOBE NEWSWIRE) – Yorkville America Equities, sponsor and investment advisor for the Truth Social exchange traded funds (“ETFs”), announced that the first five Truth Social ETFs are launching today on the New York Stock Exchange.

The ETFs are part of the Truth.Fi fintech brand from Trump Media & Technology Group Corp. (Nasdaq, NYSE Texas: DJT) (“Trump Media”), operator of the social media platform Truth Social and the streaming platform Truth+. The funds launching today include the following:

•	Truth Social American Security & Defense ETF (TSSD)
•	Truth Social American Next Frontiers ETF (TSFN)
•	Truth Social American Icons ETF (TSIC)
•	Truth Social American Energy Security ETF (TSES)
•	Truth Social American Red State REITs ETF (TSRS)

Utilizing index tracking, the ETFs are criteria and rules backed funds comprising securities with a Made in America focus spanning diverse industries.

Trump Media CEO and Chairman Devin Nunes said, “We’re gratified to make available a slate of ETFs for patriotic investors who want to invest in American ingenuity. These unique funds provide an excellent way for Americans to express their optimism about the strength, resiliency, and immense future prospects of the American economy.”

Yorkville America CEO Troy Rillo said, “In an era where investors increasingly seek alignment between their values and their portfolios, the launch of these Truth Social ETFs represents a transformative global opportunity to channel capital toward American strength, innovation, and self-reliance - empowering patriotic investors worldwide to participate in the resurgence of the U.S. economy and its leadership on the world stage.”

Steve Neamtz, Yorkville America’s President said, “We are pleased to partner with MarkerVector Indexes as the administrator of the indexes that these Truth Social ETFs will track. Having rules and criteria based indices provides investors with the transparency to build portfolios that align with both their goals and philosophy."

Yorkville America Equities and Trump Media are planning to launch additional ETFs in 2026, including equity-based ETFs as well as digital asset-based funds made available through Crypto.com's broker dealer, Foris Capital US LLC.

More information on the ETFs, including prospectuses, can be found at this link http://www.truthsocialfunds.com.

About Yorkville America

Yorkville America, a Florida-based asset management firm, specializes in providing branded investment products centered around America First themed businesses. With extensive knowledge of capital markets and the securities industry, Yorkville America caters to the specific needs of its clients by offering tailored investment products.

About Trump Media & Technology Group

The mission of Trump Media is to end Big Tech's s assault on free speech by opening up the Internet and giving people their voices back. Trump Media operates Truth Social, a social media platform established as a safe harbor for free expression amid increasingly harsh censorship by Big Tech corporations; Truth+, a TV streaming platform focusing on family-friendly live TV channels and on-demand content; and Truth.Fi, a financial services and FinTech brand incorporating America First investment vehicles.

Investor Relations Contact

Shannon Devine (MZ Group | Managing Director - MZ North America)
Email: shannon.devine@mzgroup.us

Media Contact

press@tmtgcorp.com

Cautionary Statement About Forward-Looking Statements

Certain statements in this press release constitute "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Statements contained in this press release that are not historical facts are forward-looking statements and include, for example, statements regarding, among other things, the plans, strategies, and prospects, both business and financial, of Trump Media, Truth.Fi, and its products and services. We have based these forward-looking statements on our current expectations about future events, including the rollout of products and features and the future plans, regulatory approval, timing and potential success of our future collaborations. The forward-looking statements included in this press release are based on our current beliefs and expectations of our management as of the date of this press release. These statements are not guarantees or indicative of future performance. Although we believe that our plans, intentions, and expectations reflected in or suggested by these forward-looking statements are reasonable, we cannot assure you that we will achieve or realize these plans, intentions, or expectations. Forward-looking statements are inherently subject to risks, uncertainties, and assumptions. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events, or results of operations, are forward-looking statements. These statements may be preceded by, followed by, or include the words "believes," "estimates," "expects," "projects," "forecasts," "may," "will," "should," "seeks," "plans," "scheduled," "anticipates," "soon," "goal," "intends," or similar expressions. Forward-looking statements are not guarantees of future performance, and involve risks, uncertainties and assumptions that may cause our actual results to differ materially from the expectations that we describe in our forward-looking statements. There may be events in the future that we are not accurately able to predict, or over which we have no control.

Important assumptions and other important factors that could cause actual results to differ materially from those forward- looking statements include, but are not limited to, our ability to recognize the anticipated benefits of Truth.Fi and our future collaborations; the possibility that we may be adversely impacted by economic, business, and/or competitive factors; our ability to develop and launch new products and offerings; our ability to obtain regulatory approval; our limited operating history making it difficult to evaluate our business and prospects; our inability to effectively manage future growth and achieve operational efficiencies; our inability to grow or maintain our active user base; our inability to achieve or maintain profitability; occurrence of a cyber incident resulting in information theft, data corruption, operational disruption and/or financial loss; potential diversion of management's attention and consumption of resources as a result of new products and strategies; and those additional risks, uncertainties and factors described in more detail under the caption "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2024, and in our other filings with the Securities and Exchange Commission. We do not intend, and, except as required by law, we undertake no obligation, to update any of our forward-looking statements after the issuance of this press release to reflect any future events or circumstances. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements.

An investor should consider the investment objectives, risks, charges, and expenses of the ETFs carefully before investing. The prospectus and, if available, the summary prospectus contain this and other information about the ETFs. You may obtain a prospectus and, if available, a summary prospectus by downloading the prospectus or calling Yorkville America Equities, LLC at (201) 985-8300. Please read the prospectus or summary prospectus carefully before investing.

An investment in the ETFs involves risk, including possible loss of principal. Exchange-traded funds (ETFs) trade like stocks, are subject to investment risk, fluctuate in market value and may trade at prices above or below the ETF's net asset value (NAV), and are not individually redeemable directly with the ETFs. Brokerage commissions and ETF expenses will reduce returns. ETFs are subject to specific risks, depending on the nature of the underlying strategy of the ETF, which should be considered carefully when making investment decisions. For a complete description of the ETFs’ principal investment risks, please refer to the prospectus.

PINE Distributors LLC is the distributor of the Truth Social ETFs. Yorkville America Equities, LLC is the investment adviser of the Truth Social ETFs and Tuttle Capital Management, LLC serves as the subadviser of the Truth Social ETFs. PINE Distributors LLC is not affiliated with Yorkville America Equities, LLC and Tuttle Capital Management, LLC. Learn more about PINE Distributors LLC at FINRA's BrokerCheck.